Exhibit 99.1

2007 GM Global Securities Analysts’ Conference	Paul Ballew	Aug. 8, 2007

© 2007 General Motors Corporation. All Rights Reserved	1
Ballew-Analyst-Title

Forward Looking Statements In the following presentation and in related comments by General Motors management, we will use words like "expect," "anticipate," "estimate," "forecast," "goal," "project," "targets" and similar expressions to identify forward looking statements that represent our current judgments about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; relationships with our labor unions, changes in the competitive environment and the effect of competition on our markets, including on our pricing policies; price increases or shortages of fuel; and changes in laws, regulations or government policies affecting our vehicles. GM's most recent annual report on Form 10-K and quarterly reports on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K. We caution investors not to place undue reliance on our forward-looking statements. Except where expressly required by law, we undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors.

2007 GM Global Securities Analysts’ Conference	Paul Ballew	Aug. 8, 2007

Automotive Industry Continues to Grow and is Very Dynamic $1.2 trillion a year global business and growing at 6-7% a year Significant shift in industry toward a "global" sales footprint Must wins are centered around developed markets and eleven emerging markets Challenges include intense level of competition, rapidly rising consumer expectations and a shifting regulatory environment

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2007 GM Global Securities Analysts’ Conference	Paul Ballew	Aug. 8, 2007

The Potential of the Industry Mirroring the economy, global industry continues to set new records and become less volatile Global over-performance in recent years has led to stronger than anticipated volume growth -- despite sluggishness in the U.S. Vast potential exists: China and India (38% of global population) are just entering the take-off stage of mass vehicle ownership -- also Eastern Europe has upside potential

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2007 GM Global Securities Analysts’ Conference	Paul Ballew	Aug. 8, 2007

Global Vehicle Sales Source: GMIA PDB02_GlobalVehicle

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2007 GM Global Securities Analysts’ Conference	Paul Ballew	Aug. 8, 2007

The Industry - Then & Now PDB05_IndustryTable

© 2007 General Motors Corporation. All Rights Reserved	5

2007 GM Global Securities Analysts’ Conference	Paul Ballew	Aug. 8, 2007

Global Industry Revenue Overview OEM revenue; excludes taxes, dealer gross margins and logistics costs PDB06_GlobalRevenue

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2007 GM Global Securities Analysts’ Conference	Paul Ballew	Aug. 8, 2007

Global Industry Did You Know... Global vehicle sales in 2007 will have increased by over 12 million units and auto revenue will be up $300 billion since CY 2002 China unit sales in CY 2000 were less than half of Japan and equal to Germany -- in 2007 sales in China will exceed Japan by almost 3 million units and will be over twice as many as Germany In 2007 China is the third largest market in terms of auto revenue ($100 billion) Sales in Russia will be almost equal to the U.K. this year (up 119% since 2001) Did you know that the Emerging 11 markets have grown from 16% of the industry in 2001 to over 25% today

© 2007 General Motors Corporation. All Rights Reserved	7

2007 GM Global Securities Analysts’ Conference	Paul Ballew	Aug. 8, 2007

Share of Global Sales PDB07_GlobalSales

© 2007 General Motors Corporation. All Rights Reserved	8

2007 GM Global Securities Analysts’ Conference	Paul Ballew	Aug. 8, 2007

China Segment Growth China: Low/Upper Mid vs. Mini PDB13_ChinaGrowth

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2007 GM Global Securities Analysts’ Conference	Paul Ballew	Aug. 8, 2007

Against This Backdrop GM Has Aggressively Grown Its Global Business and Become More Diversified Sales mix in 1996 was 57% U.S. vs. 43% Non-U.S. -- by 2006 the split was 45% vs. 55% Mix shift has been supported by brisk global growth -- Non-U.S. sales up 37% since CY 2002 Notable facts GM sales in China exceed GM sales in the UK, Italy, Spain, and France combined through June GM sells over 1 million units a year in its LAAM region In 2006 GM set sales records in 3 of its 4 regions Importantly we have done this through product, brands and getting it right

© 2007 General Motors Corporation. All Rights Reserved	10

2007 GM Global Securities Analysts’ Conference	Paul Ballew	Aug. 8, 2007

GM Global Sales 2000-2007 CY PDB14a_GlobalSales

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2007 GM Global Securities Analysts’ Conference	Paul Ballew	Aug. 8, 2007

GM Sales Performance Emerging 11 Markets GM sales growth has outpaced Industry year-over-year growth since 2003 GM sales this year will have increased over 150% since 2001 Greater than 100% growth in China, India, Russia and Turkey E11 markets will account for 25% of GM global sales in 2007 PDB15a_SalesPerform

© 2007 General Motors Corporation. All Rights Reserved	12

2007 GM Global Securities Analysts’ Conference	Paul Ballew	Aug. 8, 2007

Did You Know... In 2007 GM will be the first manufacturer to sell over 1 million vehicles in China GM sells more vehicles in Russia than it does in France (sales up 115% through June ’07) GM is selling 100k units a month in its LAAM region Chevrolet global sales exceeded 4 million units and have increased over 17% since 2001 Chevrolet sold almost 1 million units in the Emerging 11 markets last year

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2007 GM Global Securities Analysts’ Conference	Paul Ballew	Aug. 8, 2007

GMDAT Sales 2003-2007 CYTD 2007 CYTD 2003 2004 2005 2006 (June) NA 11,618 110,861 129,059 121,950 63,210 Europe 133,020 190,409 240,884 293,039 200,122 LAAM 13,914 71,256 135,139 204,628 139,462 AP 176,999 246,929 351,833 480,222 279,540 Global 335,551 619,455 856,915 1,099,839 682,334

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2007 GM Global Securities Analysts’ Conference	Paul Ballew	Aug. 8, 2007

A Few Points on the U.S. Growth outside the U.S. does not mean you can under-perform in this market -- still the largest and most profitable market Current contraction is a complication and adds to intense competitive pressure Key is to continue to improve the fundamentals and position in order to benefit from eventual recovery

© 2007 General Motors Corporation. All Rights Reserved	15

2007 GM Global Securities Analysts’ Conference	Paul Ballew	Aug. 8, 2007

U.S. Scorecard Industry Sales Mix Key GM Imperatives Stabilize Retail Sales Reduce Incentive Spending Improve/Increase Residual Values Reduce Daily Rental Volumes Improve Advertising Effectiveness/ Advertising Alignment PDB19_USscore

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2007 GM Global Securities Analysts’ Conference	Paul Ballew	Aug. 8, 2007

Summation Global economic expansion remains healthy despite the headwinds in the U.S. Industry continues to post records and growth has been brisk Competition remains intense -- as reflected in pricing; however, not inhibiting sales or revenue growth GM global expansion plans remain aggressive Focus continues to be on "getting the fundamentals correct" and diversifying our footprint

© 2007 General Motors Corporation. All Rights Reserved	17

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

FAH-Analyst-Title

© 2007 General Motors Corporation. All Rights Reserved	1

Forward Looking Statements In the following presentation and in related comments by General Motors management, we will use words like "expect," "anticipate," "estimate," "forecast," "goal," "project," "targets" and similar expressions to identify forward looking statements that represent our current judgments about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; relationships with our labor unions, changes in the competitive environment and the effect of competition on our markets, including on our pricing policies; price increases or shortages of fuel; and changes in laws, regulations or government policies affecting our vehicles. GM's most recent annual report on Form 10-K and quarterly reports on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K. We caution investors not to place undue reliance on our forward-looking statements. Except where expressly required by law, we undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors.

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

Agenda Overview of Financial Results Regional Outlook Key Issues A Look Ahead

© 2007 General Motors Corporation. All Rights Reserved	2

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

H1 2007 Financial Highlights Adjusted net income $1.5B of which $0.9B automotive Automotive improvement of $0.6B year-over-year driven by GMNA/GMLAAM/GMAP Improved GAAP net income by $3.7B to $1.0B Adjusted automotive operating cash flow $1.4B -- $2.2B improvement Global market share of 13.1%, down 0.3 p.p. vs. H1 2006 Worldwide production of 4,750k, down 85k units vs. H1 2006 Refer to Supplemental Charts in our earnings presentation on GM’s Investor website for reconciliation to GAAP figures

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2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

GMNA - Key Data H1 ’07 H1 ’06 ’07 O/(U) ’06 1 Sales in Units Thousands Refer to Supplemental Charts in our earnings presentation on GM’s Investor website for reconciliation to GAAP figures Industry Sales1 10,000 10,162 (1.6)% GM Sales1 2,256 2,413 (6.5)% GM Share 22.6% 23.7% (1.1) p.p. GM Revenue ($M) 57,537 61,172 (5.9)% Adj. Net Income2 ($M) (143) (454) +69% Net Margin (0.2)% (0.7)% +0.5 p.p. 2 Excluding discontinued operations

© 2007 General Motors Corporation. All Rights Reserved	4

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

GMNA Turnaround Plan Product excellence Revitalize sales and marketing strategy Significantly reduce cost, improve quality Address health care/legacy cost burden

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2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

GMNA Revenue H1 Results - Sales & Marketing Strategy Retail sales SAAR of slightly below 3.0 million, under target due to industry headwinds U.S. retail market share stable Incentives flat, ATPs up year-over-year Residuals improving Top reason for buying GM product changed

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2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

Top Reasons to Buy GM Products 2003 2005 2007 Q1 Rebate Value for Exterior Incentives the Money Styling Value for Rebate Value for the Money Incentives the Money Exterior Employee Warranty/ Styling Discount Guarantee Price/Monthly Manufacturer Dependability/ Payments Reputation Reliability Past Manufacturer Exterior Fuel Experience Styling Economy #1 #2 #3 #4 #5

© 2007 General Motors Corporation. All Rights Reserved	7

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

GMNA Revenue Looking Forward Target remains 3.0 million retail sales, challenging due to industry underperformance Continuing strong focus on U.S. retail market -- CY rental sales reduction substantial (120-130k) Continued discipline on incentive spending Key launch products and reduced fleet sales to drive continued positive impact on residuals

© 2007 General Motors Corporation. All Rights Reserved	8

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

GMNA Material Cost Material cost performance no longer expected to fully offset steel and commodity cost headwinds Looking forward: Moderating pressures on commodity and steel prices, largely offset by strong performance Savings from reductions to annual $2B price penalty GM pays Delphi More stable supply base Re-investing performance into product

© 2007 General Motors Corporation. All Rights Reserved	9

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

GMNA Structural Cost On track for the $9B reduction target Looking forward: Further reductions arising from actions taken, i.e. manufacturing attrition program Negotiations highly focused on further increasing efficiency Need to continue to invest in product development, new technology and brand building

© 2007 General Motors Corporation. All Rights Reserved	10

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

GMNA - Key Metrics 2007 vs. 2006 January '07 August '07 U.S. Industry Flat (17.0M) Decrease (16.5/16.6M) U.S. Inventory Flat (1M+) Flat (1M+) GMNA Revenue Increase Flat Product Mix Favorable Favorable Net Pricing Favorable Favorable Material Performance Flat Unfavorable Structural Cost Decrease Decrease

© 2007 General Motors Corporation. All Rights Reserved	11

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

Achieving Sustainable GMNA Profitability and Cash Flow Great products and strong brands are key Strong revenue crucial for turnaround Continue to focus on structural cost management Improve material cost Address Delphi penalty More stable commodity pricing Continued purchasing performance U.S. Labor negotiations: opportunity and risk

© 2007 General Motors Corporation. All Rights Reserved	12

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

GME - Key Data H1 '07 H1 '06 '07 O/(U) '06 Industry Sales1 11,759 11,520 +2.1% GM Sales1 1,128 1,071 +5.3% GM Share 9.6% 9.3% +0.3 p.p. GM Revenue ($M) 18,043 16,795 +7.4% Adj. Net Income ($M) 278 274 +1.5% Net Margin 1.5% 1.6% (0.1) p.p. Includes Chevrolet Excludes Chevrolet 1 Sales in Units Thousands Refer to Supplemental Charts in our earnings presentation on GM's Investor website for reconciliation to GAAP figures

© 2007 General Motors Corporation. All Rights Reserved	13

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

GME - Turnaround Status Systematic revenue and contribution margin management Favorable Corsa pricing Rental sales reduction with increase in aggregated contribution margin Substantial restructuring of cost footprint (Antwerp) Multi-brand strategy Growth focused on Russia and Central & Eastern European markets, and Chevrolet Doubling Russia volumes, share up 5.2 p.p. over 2004 Chevrolet H1 volumes and share at an all time high Excellence in product execution (Corsa launch)

© 2007 General Motors Corporation. All Rights Reserved	14

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

GME - Emerging Markets (Russia) Aggressively pursuing growth opportunities in Russian market FAH15_GMEmarkets

© 2007 General Motors Corporation. All Rights Reserved	15

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

GME - Growth Chevrolet in Europe FAH16_GMEGrowth

© 2007 General Motors Corporation. All Rights Reserved	16

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

GME - Key Metrics 2007 vs. 2006 January '07 August '07 Industry Flat Increase Total Revenue Increase Increase Mix Unfavorable Unfavorable Material Favorable Favorable Performance Structural Cost Flat Decrease

© 2007 General Motors Corporation. All Rights Reserved	17

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

GMLAAM - Key Data H1 '07 H1 '06 '07 O/(U) '06 Industry Sales1 3,345 2,897 +15% GM Sales1 564 475 +19% GM Share 16.9% 16.4% +0.5 p.p. GM Revenue ($M) 7,903 6,990 +13% Adj. Net Income ($M) 414 222 +86% Net Margin 5.2% 3.2% +2.0 p.p. 1 Sales in Units Thousands Refer to Supplemental Charts in our earnings presentation on GM's Investor website for reconciliation to GAAP figures

© 2007 General Motors Corporation. All Rights Reserved	18

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

GMLAAM - Emerging Market Growth Taking full advantage of Emerging Markets' demand Leverage GM's global portfolio (including GMDAT, GMNA) Leverage low cost architectures Stretch manufacturing capacity Exploiting LAAM's core strengths Broad manufacturing presence and diversified product portfolio Chevrolet brand recognition Strong distribution network Lean, agile business structure Successful product launches Captiva, Prisma

© 2007 General Motors Corporation. All Rights Reserved	19

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

GMLAAM - Key Metrics 2007 vs. 2006 January '07 August '07 Industry Increase Increase Total Revenue Increase Increase Mix Unfavorable Flat Material Favorable Favorable Performance Structural Cost Flat Increase

© 2007 General Motors Corporation. All Rights Reserved	20

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

GMAP - Key Data H1 '07 H1 '06 '07 O/(U) '06 Industry Sales1 10,444 9,714 +8% GM Sales1 726 635 +14% GM Share 7.0% 6.5% +0.5 p.p. GM Revenue ($M) 10,005 7,168 +40% Adj. Net Income ($M) 387 261 +48% Net Margin 3.9% 3.6% +0.3 p.p. 1 Sales in Units Thousands Refer to Supplemental Charts in our earnings presentation on GM's Investor website for reconciliation to GAAP figures

© 2007 General Motors Corporation. All Rights Reserved	21
Ballew-Analyst-Title

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

China - Key Data H1 '07 H1 '06 '07 O/(U) '06 Industry Sales1 4,246 3,508 +21% GM Sales1 523 451 +16% GM Share 12.3% 12.9% (0.6) p.p. GM Equity Income2 ($M) 233 157 +48% 1 Sales in Units Thousands 2 Includes GM's share of net income /(loss) in Shanghai General Motors and SAIC-GM-Wuling Automobile JVs

© 2007 General Motors Corporation. All Rights Reserved	22
Ballew-Analyst-Title

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

GMAP: GM Brands' Share Almost Doubled from 2000 to 2006 FAH26_GMAPbrands

© 2007 General Motors Corporation. All Rights Reserved	23
Ballew-Analyst-Title

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

GMAP Brand Distribution FAH27_GMAPbrandDistri

© 2007 General Motors Corporation. All Rights Reserved	24
Ballew-Analyst-Title

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

GMAP - Key Strategies Leverage global product opportunities from China Multi-brand strategy: Buick, Cadillac, Chevrolet, Wuling Continue to fully leverage GM Daewoo product development capabilities Continue Holden Turnaround Reduce structural cost and manufacturing capacity; optimize sourcing footprint Growth in India Leverage GM Daewoo products, grow manufacturing base ASEAN Growth

© 2007 General Motors Corporation. All Rights Reserved	25
Ballew-Analyst-Title

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

GMAP - Key Metrics 2007 vs. 2006 January '07 August '07 Industry Increase Increase Total Revenue Increase Increase Mix Favorable Favorable Material Favorable Favorable Performance Structural Cost Increase Increase

© 2007 General Motors Corporation. All Rights Reserved	26
Ballew-Analyst-Title

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

GMAC - Key Data $ Millions H1 '07 H1 '06 '07 O/(U) '06 Global Automotive Finance 780 323 457 Insurance 274 209 65 Other 99 1 98 Net Income before ResCap 1,153 533 620 ResCap (1,165) 750 (1,915) Consolidated Net Income (12) 1,283 (1,295) ResCap's Q2 2006 included $259M after-tax gain on sale of equity investment in regional homebuilder *

© 2007 General Motors Corporation. All Rights Reserved	27
Ballew-Analyst-Title

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

GMAC Outlook Q2 Results, while still weak, showed marked improvement vs. Q1, despite challenging conditions in U.S. mortgage market Expect continued improvement in ResCap's earnings performance in H2 Current capitalization and liquidity are ample Diverse earnings base coupled with strong origination and servicing platforms should drive longer-term earnings growth

© 2007 General Motors Corporation. All Rights Reserved	28
Ballew-Analyst-Title

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

Accounting Improvements Underway Strengthening accounting/internal controls top priority Actions already taken: New Controller & Corporate Chief Accounting Officer New Assistant Controller - Corporate Center New Director Accounting Policy & SEC Reporting New functional accounting managers Increased resources in Corporate Accounting Other remedial actions in process

© 2007 General Motors Corporation. All Rights Reserved	29
Ballew-Analyst-Title

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

Delphi Status MoU between GM and Delphi with the UAW Restructuring provides opportunity to address purchase price premium of about $2B annually New plan framework agreement between Delphi and Appaloosa-led investor group in July GM continues to negotiate GM-Delphi settlement -- remains committed to consensual resolution

© 2007 General Motors Corporation. All Rights Reserved	30
Ballew-Analyst-Title

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

Risk Mitigation Initiatives Strong liquidity profile retained $27.2B liquidity at end of Q2 2007* $1.4B proceeds convertible securities offer in Q2 Supplemental $4.1B revolving credit facility Allison Transmission sale closed Actions taken to temper long-term balance sheet risk Health care and pension plan changes reduced liabilities Fully funded U.S. pension plan funding GMAC transaction successfully closed Delphi framework agreement * Includes $3.6B readily available VEBA

© 2007 General Motors Corporation. All Rights Reserved	31
Ballew-Analyst-Title

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

2007 Outlook vs. 2006 - Total Automotive January '07 August '07 Global Industry Revenue Material Performance Structural Cost Adjusted Earnings Cash Flow Capital Spending Increase Increase Flat Decrease Improve Increase Increase Flat Decrease Improve Improved but Negative Improved but Negative Increase Flat to Increase

© 2007 General Motors Corporation. All Rights Reserved	32
Ballew-Analyst-Title

2007 GM Global Securities Analysts’ Conference	Fritz Henderson	Aug. 8, 2007

Summary - 2007 Priorities Continue to execute GMNA turnaround U.S. Labor negotiations Profitable growth in emerging markets Advanced technology leadership Leveraging our global scale and scope Improved business results

© 2007 General Motors Corporation. All Rights Reserved	33
Ballew-Analyst-Title